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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 21, 1999


                               BEST BUY CO., INC.
             (Exact name of registrant as specified in its charter)


                                   MINNESOTA
                 (State or other jurisdiction of incorporation)



              1-9595                                     41-0907483
     (Commission File Number)             (IRS Employer Identification Number)



       7075 FLYING CLOUD DRIVE                          55344
       EDEN PRAIRIE, MINNESOTA                        (Zip Code)
(Address of principal executive offices)


        Registrant's telephone number, including area code: 612/947-2000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On September 17, 1999, the Board of Directors of Best Buy Co., Inc. approved the appointment of Robert T. Blanchard as a director on its Board. Mr. Blanchard is currently president of the North American Beauty Care Sector of The Procter & Gamble Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

c)  Exhibits

The following is filed as an Exhibit to this Report.

          Exhibit No.             Description of Exhibit
         -------------            ----------------------
              99                  Press Release issued September 21, 1999

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BEST BUY CO., INC.
                                     (Registrant)


Date: September 21, 1999             By:   /s/ Allen U. Lenzmeier
                                         -------------------------------------
                                     Name:   Allen U. Lenzmeier
                                     Title:  Executive Vice President and
                                             Chief Financial Officer